UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2006

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On December 13, 2006, Viacom Inc. (the "Company") issued and sold $750,000,000 aggregate principal amount of 6.85% Senior Notes due 2055 (the "Senior Notes").

The Company is filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into the Registration Statement on Form S-3 (Registration No. 333-139086) by which the Senior Notes were registered.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.	The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
4.1	Third Supplemental Indenture dated as of December 13, 2006 between Viacom Inc. and The Bank of New York, trustee (including forms of Senior Notes)

25.1	Statement of Eligibility of Trustee on Form T-1 of The Bank of New York, as trustee of the 6.85% Senior Notes due 2055

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: December 19, 2006

Exhibit Index

Exhibit No.	Description of Exhibit
4.1	Third Supplemental Indenture dated as of December 13, 2006 between Viacom Inc. and The Bank of New York, trustee (including forms of Senior Notes)

25.1	Statement of Eligibility of Trustee on Form T-1 of The Bank of New York, as trustee of the 6.85% Senior Notes due 2055

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